                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         REGIONS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(Regions Logo)

                         REGIONS FINANCIAL CORPORATION
                             POST OFFICE BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247
                             TELEPHONE 205 326-7100

To the Stockholders:

     You are cordially invited to attend the twenty-ninth annual meeting of the stockholders of Regions Financial Corporation to be held at 10:00 a.m. local time, on May 16, 2000, at the Georgia Mountains Center, 301 Main Street, Gainesville, Georgia.

     We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may withdraw your proxy.

     A reception and coffee will be held from 9:00 a.m. until 10:00 a.m., at the Georgia Mountains Center. We hope you will find it convenient to come early enough to enjoy this social time prior to the stockholders' meeting.

                                              /s/ J. STANLEY MACKIN

                                              J. Stanley Mackin
                                              Chairman of the Board

April 17, 2000

                         REGIONS FINANCIAL CORPORATION
                             POST OFFICE BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247
                             TELEPHONE 205 326-7100
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held May 16, 2000
                             ---------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Regions Financial Corporation (Regions or Company), a Delaware corporation, will be held at the Georgia Mountains Center, 301 Main Street, Gainesville, Georgia, on Tuesday, May 16, 2000, at 10:00 a.m. local time, for the purpose of considering and acting on the following:

          1. To elect the five (5) nominees named in the Proxy Statement as directors to serve for three year terms or until their successors have been elected and qualified.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 5, 2000, are entitled to receive notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the main office of Regions Bank, 417 North 20th Street, Birmingham, Alabama. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. In the alternative, you may vote your shares by telephone or via the Internet. Instructions are included with the proxy card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or voted by telephone or on the Internet. The proxy may be revoked at any time prior to its exercise.

                                   By Order of the Board of Directors

                                   /s/ SAMUEL E. UPCHURCH, JR.

                                   Samuel E. Upchurch, Jr.
                                   Corporate Secretary

April 17, 2000

                         REGIONS FINANCIAL CORPORATION
                             POST OFFICE BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247
                             TELEPHONE 205 326-7100

                             ---------------------

                                PROXY STATEMENT
                    FOR 2000 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

     Regions Financial Corporation (Regions or the Company) is furnishing this Proxy Statement to the stockholders in connection with the 2000 annual meeting of stockholders to be held on Tuesday, May 16, 2000, at 10:00 a.m. local time at the Georgia Mountains Center, 301 Main Street, Gainesville, Georgia, and at any adjournment thereof. The matters to be considered and acted upon are (1) the election of five nominees as directors of the corporation and (2) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of the board of directors of Regions and is revocable by the stockholder at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

     Participants in Regions' Dividend Reinvestment Plan, Employee Stock Purchase Plan, and Directors' Stock Incentive Plan will note that shares held by the administrator for such plans are shown on the enclosed proxy card in addition to shares held directly by the stockholder in certificate form. Signing and returning the proxy card will enable voting of all shares, including those held in such plans.

     The annual report of Regions Financial Corporation for the year 1999, including financial statements, has been mailed to all stockholders. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

              The date of this proxy statement is April 17, 2000.

               SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES

     This is the first mailing of proxy solicitation materials to stockholders. Regions will solicit proxies by mail and also may solicit proxies by telephone or telegram or in person by the directors, officers, and employees of Regions, who will receive no additional compensation for such solicitation but may be reimbursed for out-of-pocket expenses. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their out-of-pocket expenses. Regions has retained D.F. King & Co., Inc. to assist in the solicitation of proxies. It is anticipated that the fee of such firm will not exceed $7,000 plus reasonable out-of-pocket costs and expenses authorized by Regions.

     Stockholders are urged to sign and date the enclosed proxy card and return it as promptly as possible in the envelope enclosed for that purpose. Stockholders of record can also give proxies by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate Regions stockholders' identities, to allow Regions stockholders to give their voting instructions, and to confirm that Regions stockholders' instructions have been recorded properly. Regions has been advised by counsel that the procedures that have been put in place for telephone and Internet voting are consistent with the requirements of applicable law. Stockholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, and that there may be some risk a stockholder's vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

     Any Regions stockholder who has delivered a proxy or voted by telephone or the Internet may revoke it at any time before it is voted by giving notice of revocation in writing or submitting to Regions a signed proxy card bearing a later date, provided that such notice or proxy card is actually received by Regions before the vote of stockholders or in open meeting prior to the taking of stockholder vote at the Regions Annual Meeting. Any notice of revocation should be sent to Regions Financial Corporation, 417 North 20th Street, Birmingham, Alabama 35203; Attention: Samuel E. Upchurch, Jr., Corporate Secretary. A proxy will not be revoked by death or supervening incapacity of the stockholder executing the proxy unless, before the vote, notice of such death or incapacity is filed with the Corporate Secretary.

     The shares of Regions Common Stock represented by properly executed proxies received at or prior to the Annual Meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted for the election of the five nominees for director named in this proxy statement and in the discretion of the proxy holder as to any other matters that properly may come before the Annual Meeting. If necessary, and unless contrary instructions are given, the proxy holder also may vote in favor of a proposal to adjourn the Annual Meeting to permit further solicitation of proxies in order to obtain sufficient votes to approve the matters presented or any other matter that properly comes before the Annual Meeting. Proxies representing shares which were voted against any of the matters presented will not be voted in favor of any proposal to adjourn the Annual Meeting.

     Please note that the procedures for voting by telephone or over the Internet differ depending on whether Regions are held in your own name or are held for you in a nominee or brokerage account ("street" name).

For Regions shares held in your name:

     Any Regions stockholder of record desiring to vote by telephone or over the Internet will be required to enter the unique control number imprinted on such holder's Regions proxy card, and therefore should have the proxy card in hand when initiating the session.

     - To vote by telephone, dial 1-877-PRX-VOTE (1-877-779-8683) on a touch tone telephone, and follow the simple menu instructions provided. There is no charge for this call.

     - To vote over the Internet, log on to the website http://www.eproxyvote.com/rgbk and follow the simple instructions provided. Similar instructions are included on the enclosed Regions proxy card.

For Regions shares held in nominee accounts ("street" name):

     A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. Votes submitted via the Internet through the ADP program must be received by May 15, 2000. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of April 5, 2000, Regions had issued 222,170,991 shares of common stock, of which 220,400,991 shares were outstanding and 1,770,000 shares were held as treasury stock. Stockholders are entitled to one vote for each share on all matters to come before the meeting. Only stockholders of record at the close of business on April 5, 2000, will be entitled to vote at the meeting or any adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of December 31, 1999, all Regions' affiliate banks beneficially held in a fiduciary capacity for others under numerous trust relationships, 12,370,783 shares or 5.61% of Regions' outstanding common stock. Regions' affiliate bank trust departments have sole voting power with respect to 11,366,182 of these shares or 5.15%, shared voting power with respect to 82,182 of these shares, sole dispositive power with respect to 5,056,055 of these shares and shared dispositive power with respect to 2,237,446 of these shares. No other entity is known to the Company to be the beneficial owner of more than five percent of any class of voting securities.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     No director or nominee for director is deemed to own beneficially 1% or more of Regions' common stock as of April 5, 2000. All directors and executive officers of Regions, as a group, own beneficially a total of 5,581,441 shares (which includes 2,057,620 shares that are the subject of presently exercisable options) or 2.51% of the Company's outstanding common stock. Information with respect to beneficial ownership is based upon information furnished by each officer, director or nominee, or contained in filings made with the Securities and Exchange Commission.

     The following table presents information concerning the beneficial ownership of Regions' common stock by certain of its executive officers at April 5, 2000. For beneficial ownership information of each director, see "Election of Directors."

                                                                        REGIONS STOCK BENEFICIALLY OWNED
                                                                        ---------------------------------
NAME AND ADDRESS                                     TITLE OF CLASS     NO. OF SHARES(1)      % OF CLASS
----------------                                     --------------     -----------------     -----------
J. Stanley Mackin................................        Common             1,101,481             .50%
  Birmingham, Alabama
Carl E. Jones, Jr................................        Common               543,403             .25
  Birmingham, Alabama
Richard D. Horsley...............................        Common               418,078             .19
  Birmingham, Alabama
William E. Jordan................................        Common               377,209             .17
  Birmingham, Alabama
Jack Fleischauer.................................        Common                36,116             .02
  Little Rock, Arkansas

---------------

(1) The amounts shown represent the total shares beneficially owned by such individuals, restricted shares (80,000 for Mr. Mackin, 5,641 for Mr. Jones, 2,820 for Mr. Horsley, 2,820 for Mr. Jordan, and 20,140 for Mr. Fleischauer) and shares which are issuable upon the exercise of all stock options which are currently exercisable and exercisable within 60 days. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock options: Mr. Mackin, 620,100; Mr. Jones, 158,209; Mr. Horsley, 147,054; Mr. Jordan, 179,424, and Mr.
    Fleischauer, 15,000.

     No change in control of Regions has occurred since January 1, 1999, and no arrangements are known to Regions which may at a later date result in a change in control of the Company.

                             ELECTION OF DIRECTORS

     Regions recommends that the board of directors for the ensuing year shall consist of thirteen directors, and further recommends the election of James B. Boone, Jr., James S.M. French, Richard D. Horsley, J. Stanley Mackin, and W. Woodrow Stewart as directors, to hold office for a term of three years expiring with the annual meeting of stockholders to be held in 2003 or until their successors are elected and qualified. The terms of office of eight directors continue after the meeting. The proxy will be voted FOR the nominees, unless otherwise directed. If any nominee is not available for election, the proxies will be voted for such substitute nominee as the board of directors may designate. Regions has no reason to believe that any substitute nominee or nominees will be required. The proxies will not be voted for more than five nominees.

INFORMATION ON DIRECTORS

     The following table indicates the age, residence, principal occupation or employment for the last five years of each nominee and director whose term of office continues after the meeting, position and offices held with Regions or its subsidiaries, the year the director was first elected, and the number of shares of common stock of the Company beneficially owned at April 5, 2000.

                                                                                      YEAR        NUMBER OF SHARES BENEFICIALLY
                          PRESENT OCCUPATION        POSITION AND          YEAR       TERM OF         OWNED AT APRIL 5, 2000
NAME OF NOMINEE             AND PRINCIPAL         OFFICES HELD WITH       FIRST      OFFICE    -----------------------------------
OR DIRECTOR,                OCCUPATION FOR           REGIONS AND         ELECTED      WILL                      (2)       PERCENT
RESIDENCE, AND AGE         LAST FIVE YEARS          SUBSIDIARIES       AS DIRECTOR   EXPIRE    DIRECTLY      INDIRECTLY   OF CLASS
------------------      ----------------------  ---------------------  -----------   -------   ---------     ----------   --------
Sheila S. Blair         Retired, formerly       Director, Regions         1989        2002       102,268       17,048        .05%
  Birmingham,           Executive Director,
  Alabama               The Greater Birmingham
  65                    Foundation (Community
                        foundation)
James B. Boone, Jr.(1)  Chairman of the Board,  Director, Regions         1985        2000        25,716       11,733        .02
  Tuscaloosa,           Boone Newspapers, Inc.
  Alabama               (Newspaper publishing,
  64                    management and
                        ownership)
James S.M. French(1)    Chairman and            Director, Regions         1986        2000        25,326      103,696        .06
  Birmingham,           President, Dunn
  Alabama               Investment Co.
  60                    (Construction,
                        construction
                        materials,
                        investments)
Richard D. Horsley(1)   Vice Chairman of the    Director, Regions;        1982        2000       418,078(3)        --        .19
  Birmingham,           Board and Executive     Director, Regions
  Alabama               Financial Officer,      Bank, Regions Agency,
  57                    Regions and Regions     Inc., Regions
                        Bank                    Mortgage, Inc.,
                                                Regions Life
                                                Insurance Company,
                                                Regions Financial
                                                Building Corp.,
                                                Regions Asset
                                                Management Co., Inc.
                                                Ramco-FL Holding,
                                                Inc., and EFC
                                                Holdings Corporation
Carl E. Jones, Jr.      President and Chief     Director, Regions;        1997        2001       507,917(3)    35,486        .25
  Birmingham,           Executive Officer,      Director, Regions
  Alabama               Regions and Regions     Bank, Regions
  59                    Bank, formerly          Mortgage, Inc.,
                        Regional President,     Regions Interstate
                        Regions and EFC         Billing Service,
                        Holdings Corporation    Inc.,

                                                                                      YEAR        NUMBER OF SHARES BENEFICIALLY
                          PRESENT OCCUPATION        POSITION AND          YEAR       TERM OF         OWNED AT APRIL 5, 2000
NAME OF NOMINEE             AND PRINCIPAL         OFFICES HELD WITH       FIRST      OFFICE    -----------------------------------
OR DIRECTOR,                OCCUPATION FOR           REGIONS AND         ELECTED      WILL                      (2)       PERCENT
RESIDENCE, AND AGE         LAST FIVE YEARS          SUBSIDIARIES       AS DIRECTOR   EXPIRE    DIRECTLY      INDIRECTLY   OF CLASS
------------------      ----------------------  ---------------------  -----------   -------   ---------     ----------   --------
Olin B. King            Chairman and CEO, SCI   Director, Regions         1984        2002        23,450           --        .01%
  Huntsville, Alabama   Systems, Inc.
  66                    (Diversified
                        electronics
                        manufacturer)
J. Stanley Mackin(1)    Chairman, Regions and   Director, Regions,        1990        2000     1,100,161(3)     1,320        .50
  Birmingham,           Regions Bank; Formerly  Regions Bank, Regions
  Alabama               Chief Executive         Agency, Inc., Regions
  67                    Officer, Regions and    Mortgage, Inc., and
                        Regions Bank Company    Regions Life
                                                Insurance
Michael W. Murphy       President, Marmick Oil  Director, Regions         1998        2001        10,727           --          *
  El Dorado,            Company (Oil and gas
  Arkansas              exploration and
  52                    production)
Henry E. Simpson        Attorney, Lange,        Director, Regions         1973        2001       144,264       50,644        .09
  Birmingham,           Simpson, Robinson &
  Alabama               Somerville LLP
  65
W. Woodrow Stewart(1)   Attorney, Stewart,      Director, Regions         1999        2000         9,711           --          *
  Gainesville,          Melvin & Frost
  Georgia
  61
Lee J. Styslinger, Jr.  Chairman, ALTEC         Director, Regions         1985        2002       110,684           --        .05
  Birmingham,           Industries, Inc.
  Alabama               (Manufacturer of
  67                    mobile utility
                        equipment)
John H. Watson Dothan,  Chairman, Smith, Inc.   Director, Regions         1999        2001       161,048       23,778        .08
  Alabama               (Heating and air
  62                    conditioning)
C. Kemmons Wilson, Jr.  Chairman, Wilson Hotel  Director, Regions         1999        2002       185,561           --        .08
  Memphis, Tennessee    Management Co., Inc.
  53                    (Hotel management and
                        franchising)

---------------

 *  Less than .01%.
(1) Nominee for election at 2000 stockholders' meeting.
(2) Indirect beneficial ownership includes shares, if any, (a) owned as trustee in which the director or any member of his/her immediate family has a beneficial interest, or (b) held in a trust in which the director has a beneficial interest, or (c) owned and traded in the name of the spouse, minor children or other relative of the director living in his/her home, or
    (d) owned by a corporation, partnership or other legal organization in which the director has a substantial beneficial interest.
(3) Includes 620,100 shares for Mr. Mackin, 158,209 shares for Mr. Jones, and 147,054 shares for Mr. Horsley that are the subject of presently exercisable options.

     Of the directors or nominees for director, none is a "control person" of the Company by virtue of stock ownership. The only persons who might be considered "control persons" of the Company are J. Stanley Mackin, Chairman, Carl E. Jones, Jr., President and Chief Executive Officer, and Richard D. Horsley, Vice Chairman and Executive Financial Officer, who gain any control they may exercise by virtue of office.

     Of the nominees and directors listed above, four also serve as directors of other companies with a class of securities registered under the Securities Exchange Act of 1934. James S.M. French serves as a director of Energen Corporation, Hilb, Rogal and Hamilton Company, and Protective Life Corporation; Olin B. King serves as a director of SCI Systems, Inc.; Michael W. Murphy as a director of Murphy Oil Company, and Lee J. Styslinger, Jr. serves as a director of The Mead Corporation.

THE BOARD AND COMMITTEES OF THE BOARD

     Regions held six directors' meetings during 1999. All directors attended at least 75% of the aggregate of the meetings held by the board and by its committees of which they were members, except Mr. King, who attended 66.7% of Regions' directors' meetings, and Mr. French, who attended 83.3% of Regions' directors' meetings and 68.8% of committee meetings. Among other board committees, Regions has an audit committee and a compensation committee that meet as needed. While Regions has no nominating committee designated as such, the functions of a nominating committee are performed by the personnel committee.

     Audit Committee. The members of the audit committee are Sheila Blair (Chairman), Henry E. Simpson, and Lee J. Styslinger, Jr. The principal functions of the audit committee, which held six meetings during 1999, include selecting independent auditors, approving proposed independent audit fees, reviewing with the independent auditors the planning for and results of the audit, approving professional services provided by the independent auditors, establishing goals and plans for the nature and extent of internal audit work, determining the effectiveness and adequacy of accounting and internal controls and the adequacy of the audit staff, and reviewing major internal audit findings. The corporate loan review staff submits periodic loan examination reports to the audit committee for its review.

     Compensation Committee. The compensation committee, which held five meetings during 1999, consists of Lee J. Styslinger, Jr. (Chairman), C. Kemmons Wilson, Jr., and Sheila Blair.

     The role of the compensation committee is to establish and monitor compensation issues within the broad area of human resources management. The compensation committee exercises administrative responsibility in working with Company management on the development and clarification of the Company's compensation philosophy, articulating reasons behind design of the Company's pay and benefits programs and their relationship to corporate objectives and competitive practices.

     The functions of the compensation committee are recommending to the board the compensation arrangements for executive management, approving compensation arrangements for senior company officers, making recommendations to the board concerning compensation plans in which officers are eligible to participate and recommending to the board the establishment of or changes in benefit plans in which officers are eligible to participate, and recommending to the board the establishment of or changes in benefit plans in which officers and employees participate (including the authority to make amendments to tax-qualified plans in which officers participate).

     In discharging its responsibility, the compensation committee has, from time to time, used the services of compensation consultants for guidance with respect to competitive data and practices of other banks.

SECTION 16 TRANSACTIONS

     Section 16(a) of the Securities Exchange Act of 1934 requires Regions' executive officers and directors to file reports of ownership and changes in ownership of Regions' stock with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish Regions with copies of all Section 16(a) forms they file.

     Based on a review of the forms filed during 1999, Regions believes that its executive officers and directors complied with all applicable filing requirements.

                 EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     The following table is a summary of certain information concerning the compensation earned by Regions' chief executive officer and each of the other four most highly compensated executive officers during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                           ----------------------------------   ---------------------------------
                                                                                       AWARDS           PAYOUTS
                                                                                --------------------   ----------
                                                                    OTHER                               PAYOUTS         ALL
                                                                    ANNUAL      RESTRICTED    STOCK       LTIP         OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY     BONUS     COMPENSATION    STOCK(1)    OPTIONS    PAYOUTS     COMPENSATION
---------------------------         ----   --------   --------   ------------   ----------   -------   ----------   ------------
J. Stanley Mackin.................  1999   $735,000   $      0        0         $        0         0   $  769,375     $604,815(2)
  Chairman                          1998    735,000          0        0                  0         0    2,265,625      573,431
                                    1997    735,000    661,500        0          2,132,500   150,000    1,420,778      532,470
Carl E. Jones, Jr.................  1999    650,000    184,860        0                  0    33,750      384,688       74,741(3)
  President and Chief               1998    500,000    356,175        0                  0    33,750    1,054,688       72,778
  Executive Officer                 1997    350,000    200,556        0            218,589    14,359      607,553       67,847
Richard D. Horsley................  1999    317,000     67,616        0                  0    26,250      384,688       95,032(4)
  Vice Chairman and                 1998    299,667    149,427        0                  0    26,250    1,054,688       86,666
  Executive Financial Officer       1997    275,000    173,250        0            109,275     7,180      598,433       82,405
William E. Jordan.................  1999    288,650    108,135        0                  0    26,250      384,688      168,057(5)
  Regional President                1998    271,767    141,347        0                  0    26,250    1,054,688      141,877
                                    1997    248,000    155,953        0            109,275     7,180      598,433      131,505
Jack Fleischauer(6)...............  1999    282,703    108,762        0                  0    18,804            0            0
  Regional President                1998    100,074    109,954        0          1,249,939    15,000            0        5,943(7)

---------------

(1) The Terms of the Restricted Stock awards are determined by the compensation committee. Under the terms of the currently outstanding Restricted Stock awards, the named executives must remain employed with Regions for five years from the date of the grant at the same or higher level in order for the shares to be released. During the five year period, the named executive is eligible to receive dividends and exercise voting privileges on such restricted shares. If any of the restrictions are removed at the discretion of the compensation committee, the named executive officer will receive a stock certificate for some percentage or all of the awarded restricted shares. The restricted shares are not transferable by the named executive during the restriction period. The compensation committee has the discretion to modify the terms of the Restricted Stock awards. At December 31, 1999, Mr. Mackin had 80,000 shares of Restricted Stock with fair market value of $2,010,000, Mr. Jones had 5,641 shares of Restricted Stock with a fair market value of $141,730, Mr. Fleischauer had 20,140 shares of Restricted Stock with a fair market value of $506,018, and Messrs. Horsley and Jordan each had 2,820 shares of Restricted Stock with a fair market value of $70,853.
(2) Includes $1,865 allocated to Mr. Mackin in 1999 under the Employee Stock Ownership Plan; $13,587 allocated to Mr. Mackin in 1999 under the profit sharing plan; and $589,363 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1999 resulting from premium payments for a life insurance benefit plan for Mr. Mackin. This plan serves as an offset to an existing supplemental retirement plan.
(3) Includes $1,865 allocated to Mr. Jones in 1999 under the Employee Stock Ownership Plan; $13,587 allocated to Mr. Jones in 1999 under the profit sharing plan; and $59,289 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1999 resulting from premium payments for a life insurance benefit plan for Mr. Jones. This plan serves as an offset to an existing supplemental retirement plan.
(4) Includes $1,865 allocated to Mr. Horsley in 1999 under the Employee Stock Ownership Plan; $13,587 allocated to Mr. Horsley in 1999 under the profit sharing plan; and $79,580 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1999 resulting from premium payments for a life insurance benefit plan for Mr. Horsley. This plan serves as an offset to an existing supplemental retirement plan.

(5) Includes $1,865 allocated to Mr. Jordan in 1999 under the Employee Stock Ownership Plan; $14,798 allocated to Mr. Jordan in 1999 under the profit sharing plan; and $151,394 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1999 resulting from premium payments for a life insurance benefit plan for Mr. Jordan. This plan serves as an offset to an existing supplemental retirement plan.
(6) Mr. Fleischauer became employed by Regions on July 31, 1998; all amounts were accrued and paid after that date.
(7) Includes amounts allocated to Mr. Fleischauer for 1998 under two First Commercial Corporation deferred compensation plans continued by Regions after July 31, 1998.

STOCK OPTIONS

     The following table presents information concerning individual grants of options to purchase Regions' common stock made during 1999 to the named executive officers.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                               NUMBER OF              % OF TOTAL         EXERCISE
                         SECURITIES UNDERLYING     OPTIONS GRANTED         PRICE                           GRANT DATE
NAME                        OPTIONS GRANTED      TO EMPLOYEES IN 1999   (PER SHARE)   EXPIRATION DATE   PRESENT VALUE(1)
----                     ---------------------   --------------------   -----------   ---------------   ----------------
J. Stanley Mackin......              0                    --%             $   --                   --       $     --
Carl E. Jones, Jr......         33,750                   2.7               35.66      August 30, 2009        234,779
Richard D. Horsley.....         26,250                   2.1               35.66      August 30, 2009        182,701
William E. Jordan......         26,250                   2.1               35.66      August 30, 2009        182,701
Jack Fleischauer.......         18,804                   1.5               35.66      August 30, 2009        130,572

---------------

(1) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize depends on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on the assumptions of expected stock price volatility of .207, risk-free rate of return of 6.3%, dividend yield of 4.0% and expected time to exercise of 4.5 years.
(2) All options become exercisable 12 months after the date of grant, except that exercisability is delayed for an additional 12 months to the extent the value of incentive stock options (determined as of the date of grant) first exercisable in a calendar year exceeds $100,000 as to any recipient.

     The following table presents information concerning exercises of stock options to purchase Regions' common stock during 1999 and the number and value of unexercised options and stock appreciation rights (SAR) held by the named executive officers.

                    AGGREGATED OPTION/SAR EXERCISES IN 1999

                                                                  NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                      OPTIONS/SARS            OPTIONS/SARS
                                                                      AT 12-31-99             AT 12-31-99
                                    SHARES ACQUIRED    VALUE          EXERCISABLE/            EXERCISABLE/
NAME                                  ON EXERCISE     REALIZED      UNEXERCISABLE(1)        UNEXERCISABLE(1)
----                                ---------------   --------   ----------------------   --------------------
J. Stanley Mackin.................      33,300        $762,732       620,100/     0           $3,690,085/0
Carl E. Jones, Jr.................      21,260         479,762       155,791/36,168              837,136/0
Richard D. Horsley................           0               0       144,636/28,668              844,065/0
William E. Jordan.................           0               0       177,006/ 2,418              993,960/0
Jack Fleischauer..................           0               0        15,000/18,804                    0/0

---------------

(1) None of the currently exercisable options were granted with tandem SARs.

LONG-TERM INCENTIVE PLAN AWARDS IN 1999

     The following table presents information concerning the long-term incentives awarded to Regions' named executive officers.

                                                                              ESTIMATED FUTURE PAYOUTS UNDER
                                                             PERFORMANCE OR   NON-STOCK PRICE-BASED PLANS(1)
                                            NUMBER OF         OTHER PERIOD    -------------------------------
                                         SHARES, UNITS OR   UNTIL MATURATION  THRESHOLD    TARGET    MAXIMUM
NAME                                     OTHER RIGHTS(1)      OR PAYOUT(2)       NO.         NO.       NO.
----                                     ----------------   ----------------  ----------   -------   --------
J. Stanley Mackin......................           --                      --       --          --         --
Carl E. Jones, Jr......................       11,250                 3 years    5,625      11,250     11,250
Richard D. Horsley.....................        8,750                 3 years    4,375       8,750      8,750
William E. Jordan......................        8,750                 1 year     4,375       8,750      8,750
Jack Fleischauer.......................        6,270                 3 years    3,135       6,270      6,270

---------------

(1) Each share or right represents performance share awards under the Company's Long-Term Incentive Plan which are equal in value to the market price of one share of Regions common stock at the maturation date.
(2) The performance objectives may relate to the specific performance of the named executive, or the performance of the Company, region, subsidiary, unit bank, department or function within which the named executive is employed. The performance objectives established for the current awards relate to the achievement of specific levels of earnings per share and return on equity by the Company. If at the end of the performance period the performance objectives have been satisfied, the named executive will have earned the award, or, at the discretion of the compensation committee, some percentage or fraction thereof, if the specified performance objectives are exceeded or satisfied in part. The performance period generally will be not less than one year or more than five years. The compensation committee has the discretion to modify the terms of the Long-term Incentive Plan awards.

RETIREMENT PLANS

     The named executive officers are covered by the Regions Financial Corporation Retirement Plan, a qualified defined benefit retirement plan, as complimented by retirement compensation agreements pursuant to its supplemental executive retirement program.

     The following table shows estimated annual benefits payable at retirement, including both qualified plan benefits and supplemental benefits, based on combinations of final compensation and age at retirement.

                               PENSION PLAN TABLE

                                                            AGE AT RETIREMENT
                                     ---------------------------------------------------------------
COMPENSATION                            55         60         62         63         64         65
------------                         --------   --------   --------   --------   --------   --------
$125,000...........................  $ 50,000   $ 62,500   $ 67,500   $ 70,000   $ 72,500   $ 75,000
$150,000...........................  $ 60,000   $ 75,000   $ 81,000   $ 84,000   $ 87,000   $ 90,000
$175,000...........................  $ 70,000   $ 87,500   $ 94,500   $ 98,000   $101,500   $105,000
$200,000...........................  $ 80,000   $100,000   $108,000   $112,000   $116,000   $120,000
$250,000...........................  $100,000   $125,000   $135,000   $140,000   $145,000   $150,000
$300,000...........................  $120,000   $150,000   $162,000   $168,000   $174,000   $180,000
$350,000...........................  $140,000   $175,000   $189,000   $196,000   $203,000   $210,000
$400,000...........................  $160,000   $200,000   $216,000   $224,000   $232,000   $240,000
$450,000...........................  $180,000   $225,000   $243,000   $252,000   $261,000   $270,000
$500,000...........................  $200,000   $250,000   $270,000   $280,000   $290,000   $300,000
$550,000...........................  $220,000   $275,000   $297,000   $308,000   $319,000   $330,000
$600,000...........................  $240,000   $300,000   $324,000   $336,000   $348,000   $360,000
$650,000...........................  $260,000   $325,000   $351,000   $364,000   $377,000   $390,000
$700,000...........................  $280,000   $350,000   $378,000   $392,000   $406,000   $420,000
$750,000...........................  $300,000   $375,000   $405,000   $420,000   $435,000   $450,000

     In 1999, compensation covered by the plans for the five highest paid executive officers was as follows: Mr. Mackin, $735,000, Mr. Jones, $650,000; Mr. Horsley, $317,000; Mr. Jordan, $288,650, and Mr. Fleischauer, $282,703.

     Benefits are based on average compensation (limited to base salary) over the three years prior to retirement, and are payable as a single life annuity for single participants and a joint and 50% survivor annuity for married participants. Other forms of payment are available on an actuarially equivalent basis. Amounts shown are subject to offset for Company-sponsored long-term disability payments and executive life insurance program cash values exceeding premiums paid. Benefits are not offset by Social Security benefits. Benefits will be reduced or eliminated if the participant terminates employment voluntarily before age 55.

EMPLOYMENT AGREEMENTS

     Regions is party to an employment agreement with Jack Fleischauer which became effective upon completion of the merger of First Commercial Corporation with Regions on July 31, 1998. The agreement has a term of three years. The agreement provided for a minimum annual salary and bonus on inception, and also provides that Mr. Fleischauer's base salary will be increased as of January 1 of each calendar year during the term of the agreement by an amount at least equal to the average percentage increase in annual base salary paid to the top three Regions executive officers (excluding Mr. Jones), calculated for each year on a compounded basis. The agreement entitles Mr. Fleischauer to participate fully in all executive incentive compensation and bonus programs of Regions (including stock option, performance share and restricted stock grants) in amounts and on a basis that are at least as favorable as other Regions senior executives holding comparable positions.

     Under the agreement, if Mr. Fleischauer voluntarily terminates his employment, he will be entitled to receive in a lump sum payment an amount equal to the base salary and bonus that would otherwise be payable to him during the remaining term of the agreement. Moreover, if Mr. Fleischauer resigns for "good reason" or his employment is terminated by Regions without "cause," both as defined in the agreement, he will be entitled to receive severance benefits consisting of (1) a lump sum cash payment equal to three times the sum of (A) his annual base salary at the rate in effect immediately prior to the date of termination and (B) his average bonus for the two fiscal years immediately preceding the fiscal year in which the termination date occurs, (2) group term life insurance, health insurance, accident and long-term disability insurance benefits substantially similar in all respects to those that he was receiving immediately prior to the termination date for a period of three years, and (3) an additional payment, if necessary and in the amount necessary to offset the effects of any excise tax imposed under section 4999 of the Internal Revenue Code.

     Regions has no other employment agreements with any of the named executive officers.

DIRECTORS' COMPENSATION

     In 1999, directors of Regions were paid an annual directors' fee retainer of $25,000, plus an additional annual retainer of $4,000 for each committee of the board on which a director serves (or $6,000 in the case of the credit committee), and an additional annual chairman's retainer of $2,000 for each committee chairman. Directors who are employees of the parent company receive no fees for parent company board membership or attendance at parent company board or board committee meetings.

     Non-employee directors of Regions are eligible to participate in Regions directors' deferred stock plan, under which a participating director may elect to defer receipt of the participant's directors' fee retainer, which is invested in Regions common stock and maintained in a rabbi trust. Regions contributes 25% of the amount contributed by each participating director. Receipt and taxability of benefits are deferred until the participant reaches age 65 or terminates as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee of the Regions Board consisted in 1999 of Mr. Styslinger and Ms. Blair. Mr. Wilson was added to the committee during 1999 but did not participate in the decisions concerning 1999 compensation. In reaching compensation decisions concerning executive officers other than Mr. Jones, the chief executive officer, the committee took into account discussions with and recommendations by Mr. Jones and Regions' senior personnel officer. There is no other involvement by Regions' executive personnel in the committee's deliberations. Mr. Jones did not participate in deliberations and decisions regarding his own compensation.

COMPENSATION COMMITTEE EXECUTIVE COMPENSATION REPORT

     Set forth below is the Executive Compensation Committee Report of the Compensation Committee.

                         EXECUTIVE COMPENSATION REPORT

     General. Under the direct control of the compensation committee of the Regions Board, Regions has developed and installed compensation policies, plans, and procedures that seek to enhance the profitability of Regions. Stockholder value is aligned with the financial interests of Regions' senior managers as financial goals are set for each year. Regions recognizes the importance of annual and long-term incentive compensation plans to attract and retain corporate officers and other key employees who are accordingly motivated to perform to the best of their abilities. Both forms of incentive compensation are variable and accordingly reflect corporate, strategic business unit, and individual performance levels that encourage an explicit and continuing focus on increasing profitability and stockholder value.

     The committee's methodology and approach incorporate both qualitative and quantitative considerations, which are reflected in the committee's determinations concerning executive compensation and the specific components thereof. In particular, the total compensation of the executive officers of Regions can be divided into the categories of (i) annual base salary, (ii) annual incentive compensation, and (iii) long-term incentive compensation. In general, and as set forth in greater detail below, annual base salary is intended to be comparable with executive base compensation paid by other similar financial institutions; annual incentive compensation is intended to be tied quantitatively to the achievement by Regions of pre-determined, objective financial performance goals; and share-based grants for long-term incentive compensation are intended to reward the executive recipients with incremental value commensurate with long-term increases in value of Regions Common Stock. The compensation decisions of the committee relative to Regions' principal executive officers, including the five officers named above in the compensation tables, are described below as to each of the three categories.

     Base Salary. Annual base salaries are generally set at competitive levels with similar financial institutions. Specifically the committee considers peer group comparisons from survey data for other financial companies, recommendations from an independent compensation consultant, and individual performance assessments. For executives other than the chief executive officer, the committee also considers the chief executive officer's recommendations. While these factors are fully considered and discussed by the committee, the committee members are not required to express or record the weight they assign to any particular factor. In each instance the committee members reach a consensus and the committee sets a base salary level for each executive.

     In evaluating and establishing the base salaries of the executive officers, the committee, in conjunction with its independent compensation consultant, surveys the base salaries of the corresponding officers of other bank holding companies in a survey group consisting of approximately 20 companies closest to Regions in asset size and deposit size, and also including the two other largest bank holding companies headquartered in Alabama. The committee attempts to establish the base salaries of the named executive officers to be commensurate with the base salaries of the corresponding executive officers of the companies in the survey group, based on the most recent information available. Based on year end 1997 information, the information most recently available, the actual base salaries of Regions named executive officers group was slightly below amounts indicated by the survey comparison.

     It should be noted that the survey comparison group is not the same as the group of companies which make up the NASDAQ Banks Index presented in the Comparison of Five-year Cumulative Total Return graph included in this Proxy Statement. The committee believes the use of a smaller survey group tailored by asset and deposit size is more valid for salary evaluation purposes, even though not all the survey companies are included in the indices, and even though numerous companies included in the indices are not included in the survey group.

     Based on the survey comparison, advice of an independent compensation consultant, recommendations from the chief executive officer, and an inherently subjective assessment of the comparative contributions of the executive personnel to Regions' continued financial and operating success, the 1999 base salaries for the other named officers were determined by the committee.

     Annual Incentive Compensation. In the first quarter of 1999, the compensation committee approved Regions' 1999 annual performance goals, as prepared by Regions' comptroller, and as used for the purpose of determining potential annual incentive compensation for the executive officers. The performance goals were quantitative in nature, resulting in an incentive plan formula that was weighted towards their overall importance in attaining Regions' annual profit plan, and focused on the accomplishment of financial objectives, before certain nonrecurring items, in the areas of: Net Income Per Share (fully diluted), Return on Equity, Efficiency Ratio; and Growth in Noninterest Income. Regions exceeded threshold levels in three company-wide performance goals. Regions exceeded target performance in all regional business unit goals. Based on the various levels of goal achievement, the chief executive and the other named officers received cash incentive awards as a formula driven percentage of 1999 base salary levels.

     Long Term Incentive Compensation. During 1999, the compensation committee evaluated the merits of granting the chief executive officer, the named officers and other key employees, further awards under Regions' 1991 Long-Term Incentive Plan (LTIP). The 1991 LTIP provides the flexibility to grant long-term incentives in a variety of forms, including stock options, performance shares and restricted stock. With respect to stock-based compensation, the compensation committee placed relatively more reliance on the advice of Regions' independent consultant than in the cases of base salary and non stock-based compensation. As intended with the establishment of the 1991 LTIP, the committee believes that it is highly desirable to increase management's equity ownership interest in Regions. The committee further believes that its initial 1991 awards under the LTIP successfully focused and committed Regions' management on building profitability and stockholder value. The primary purpose of LTIP awards is to encourage management members to take long-term steps to achieve and sustain Earnings Per Share and Return on Equity objectives. Accordingly, the committee further awarded LTIP grants during 1999.

     In establishing the LTIP awards for the named officers, senior management and other key employees, the committee reviewed with the chief executive officer the recommended individual awards, considering the scope of accountability, financial goals, and anticipated performance requirements and contributions expected of the participants. The committee also took into account the number and size of LTIP awards and stock options already held by executive officers considered for additional awards.

     During 1999 the stockholders approved the 1999 Long-Term Incentive Plan. The committee notes that provisions of such plan provide additional flexibility in implementing performance-based long term compensation.

     Compensation of Chief Executive Officer. In deliberating the compensation of the Chief Executive Officer, the committee adheres to the same basic methodology and approach applied to executive compensation generally. Accordingly, the base salary determination reflects the peer group survey comparison described above, the annual incentive compensation is based on an objective formula and tied to Regions' achievement of pre-determined, quantitative financial goals, and the realization of long-term incentive compensation, by its nature, is aligned with the realization of long-term stockholder value.

     In addition, the committee, in deliberating the chief executive officer's compensation, takes into account other factors. For example, the committee gave consideration to the facts that Mr. Jones had received a substantial base salary increase in 1997 when he was elevated from regional president to chief operating officer, and that Mr. Jones' promotion to chief executive officer at the beginning of 1998, with the additional responsibilities and demands the position involves, justified another substantial increase for 1998. In addition, the committee also took note of the fact that Mr. Jones had completed a full year in his new position. The committee set Mr. Jones' base salary for 1999 at a level it concluded would be appropriate in light of the circumstances the committee considered, while recognizing that his base salary would remain in the low end of the range of salaries of chief executives of comparable bank holding companies.

     LTIP awards for Mr. Jones were set separately and independently of his participation, based on ownership and total compensation objectives that reflected data from selected peer companies, his total compensation, and the committee's desire to set appropriate long-term performance objectives commensurate with Mr. Jones promotion to chief executive officer.

     Summary. The compensation committee of the board of directors remains dedicated to ensuring that Regions' overall compensation program for its executive officers, senior management and other key employees is properly designed to:

     - Attract, motivate, and retain outstanding contributors;

     - Maintain a base salary structure that is competitive in Regions' marketplace;

     - Link annual incentive awards with specific performance targets that yield superior results; and

     - Provide long-term incentive awards that couple management ownership with stockholder value.

     Section 162(m) of the Code imposes certain limitations on the deductibility by Regions for federal income tax purposes of compensation amounts paid to highly paid executives. The committee is aware of the potential effects of
Section 162(m) of the Code. The committee has concluded that ensuring deductibility under Section 162(m) is not as important as structuring incentive compensation based on methodology and factors it deems appropriate. The committee has chosen not to distort its methodology and application of the factors it believes pertinent so as to ensure that all executive compensation is deductible under Section 162(m). While the committee intends that Regions' compensation plans will meet, to the extent practical, the prerequisites for deductibility under Section 162(m), if it develops that a portion of the compensation of one or more executive officers is not deductible under Section 162(m), then the committee expects that Regions would honor its obligations to the executive officers under the compensation arrangements approved by the committee.

     The compensation committee will continue to review and evaluate compensation programs at least annually. When and where appropriate, the committee will consult with independent compensation consultants, legal advisors, and Regions' public accounting firm with respect to the proper design of the program toward achieving Regions' objectives as set forth by the chief executive officer and the Regions Board.

     This report furnished by:
          Lee J. Styslinger, Jr., Chairman
          Sheila S. Blair

FINANCIAL PERFORMANCE

     Set forth below is a graph comparing the yearly percentage change in the cumulative total return of Regions' common stock against the cumulative total return of the S & P 500 Index and the NASDAQ Banks Index for the past five years. This presentation assumes that the value of the investment in Regions' common stock and in each index was $100 and that all dividends were reinvested.

                                                         REGIONS                NASDAQ BANK INDEX             S&P 500 COMP
                                                         -------                -----------------             ------------
12/31/94                                                 100.00                      100.00                      100.00
12/31/95                                                 143.48                      149.00                      137.59
12/31/96                                                 177.55                      196.73                      169.48
12/31/97                                                 295.70                      329.39                      226.14
12/31/98                                                 289.42                      327.00                      291.80
12/31/99                                                 185.98                      314.35                      353.30

OTHER TRANSACTIONS

     Directors and officers of Regions and their associates were customers of, and had transactions with, the affiliate banks in the ordinary course of business during 1999; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans and commitments from the affiliate banks, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Regions retained during 1999 and prior years and proposes to retain in the future on behalf of the Company or certain of its subsidiaries the law firms Lange, Simpson, Robinson, & Somerville LLP, of which director Henry E. Simpson is a partner. During 1999, the Company or its subsidiaries paid legal fees of $2,331,101, to the firm of Lange, Simpson, Robinson & Somerville LLP.

                              INDEPENDENT AUDITORS

     The audit committee has selected the accounting firm of Ernst & Young LLP to serve as the principal auditors for the Company for the current year. The firm of Ernst & Young LLP also served as Regions' principal auditor during 1999. A representative of the firm will be present at the stockholders' meeting to make a statement if he so desires and to respond to appropriate questions from stockholders.

                           PROPOSALS OF STOCKHOLDERS

     Proposals by stockholders intended to be presented at Regions 2001 annual meeting of stockholders must be received by Regions not later than December 19, 2000, for consideration for possible inclusion in the proxy statement relating to that meeting.

                                 OTHER BUSINESS

     Regions does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the board of directors.

                                   By Order of the Board of Directors

                                   /s/ SAMUEL E. UPCHURCH, JR.

                                   Samuel E. Upchurch, Jr.
                                   Corporate Secretary

April 17, 2000

                         REGIONS FINANCIAL CORPORATION
                                 P.O. Box 10247
                         Birmingham, Alabama 35202-0247

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints J. Stanley Mackin and Richard D. Horsley, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated on the reverse side, all the shares of common stock of Regions Financial Corporation ("Regions") held of record by the undersigned on April 5, 2000, at the Annual Meeting of stockholders to be held May 16, 2000, or any adjournment thereof. This card also constitutes voting instructions for all shares beneficially owned and votable, if any, by the undersigned as a participant in the Regions Financial Corporation Dividend Reinvestment Plan, Employee Stock Purchase Plan, Employee Profit Sharing Plan and/or Directors Stock Investment Plan and held of record by the administrators and trustee of such Plans. IF NO DIRECTION IS MADE AS TO THE MANNER OF VOTING, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Regions at the meeting of the stockholder's decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by submission of a properly executed subsequently dated proxy or by written notice to Regions for receipt prior to the Annual Meeting.


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


[X]            PLEASE MARK YOUR
               VOTES AS IN THIS
               EXAMPLE

               THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF
NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1.

                FOR    WITHHELD  1. To elect the five nominees  2. In their discretion on such other business as may properly come
1. ELECTION OF  [ ]       [ ]       for director of Regions        before the meeting or any adjournments thereof.
   DIRECTORS                        listed below:
                                    (1) James B. Boone, Jr.
For, except vote withheld from      (2) James S. M. French,
the following nominee(s):           (3) Richard D. Horsley,
                                    (4) J. Stanley Mackin, and
                                    (5) W. Woodrow Stewart
------------------------------

                                                                Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder must sign.

                                                                Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.





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                                                                                                                             2000
                                                                -------------------------------------------------------------------
                                                                 SIGNATURE(S)                                            DATE

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

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                        REGIONS FINANCIAL CORPORATION

Regions stockholders can now vote their shares either by telephone or on the internet. This eliminates the need to return the proxy card. To vote your shares over the telephone or the internet you must have your proxy card and SSN available. The series of numbers that appear in the box above must be used to access the system.

1.  To vote over the telephone: On a touch-tone telephone call
    1-(877)-PRX-VOTE (1-877-779-8683), 24 hours a day, seven days a week.

2. To vote over the internet: Log on to the internet and go to the website www.eproxyvote.com/rgbk.

    Your vote over the telephone or the internet authorizes the named proxies in the same manner as if you marked, signed, dated and returned your proxy card. If you choose to vote your shares over the telephone or the internet, there is no need for you to mail back the proxy card.